As filed with the Securities and Exchange Commission on April 4, 2006

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 29, 2006

                                   CEVA, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


               000-49842                              77-0556376
       (Commission File Number)          (I.R.S. Employer Identification No.)

  2033 Gateway Place, Suite 150, San Jose, CA                95110
    (Address of Principal Executive                       (Zip Code)
               Offices)

                                  408/514-2900
              (Registrant's Telephone Number, Including Area Code)



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   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Executive Cash Bonuses

      On March 29, 2006, the Compensation Committee of CEVA, Inc. (the "Company") exercised its discretion and authorized payment of cash bonuses for fiscal year 2005 to the following executive officers:

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     Executive Officer           Position as of            Amount of Cash Bonus
                               December 31, 2005
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     Gideon Wertheizer       Chief Executive Officer            $75,000
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       Yaniv Arieli          Chief Financial Officer            $35,000
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      The Compensation Committee considered various factors in determining whether cash bonuses should be awarded to the Company's executive officers and the amount of such bonuses, including the following: (a) the particular executive officer's overall individual performance in his position and his relative contribution to the Company's performance during fiscal 2005, including efforts to increase revenues and reduce operating costs, and (b) the desire of the Company to retain the particular executive officer in the face of considerable competition for executive talent within the industry.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CEVA, INC.

Date: April 4, 2006                       By:  /s/ Yaniv Arieli
                                               -----------------------
                                               Yaniv Arieli
                                               Chief Financial Officer


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